UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 3, 2019 (August 27, 2019)

STATE AUTO FINANCIAL CORPORATION
(Exact name of Registrant as specified in its charter)

Ohio	000-19289	31-1324304
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

518 East Broad Street, Columbus, Ohio	43215-3976
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (614) 464-5000
Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2)

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common shares, without par value	STFC	The NASDAQ Global Select Market

Explanatory Note

This Current Report on Form 8-K/A (this “Form 8-K/A”) amends the Current Report on Form 8-K filed by State Auto Financial Corporation (the “Company”) with the Securities and Exchange Commission (the “Commission”) on September 3, 2019, regarding the effective termination date of Ernst & Young LLP (“EY”) as the Company’s independent registered public accounting firm.

Section 4.	MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

Item 4.01	Change in Registrant's Certifying Accountant

(a)	Dismissal of Independent Registered Public Accounting Firm.

On August 27, 2019, the Company informed EY, its then-current independent registered public accounting firm, of the decision by the Company’s Audit Committee of the Board of Directors to engage PricewaterhouseCoopers LLP (“PwC”) as the Company's independent registered public accounting firm to audit the Company’s financial statements for its fiscal year ended December 31, 2020. EY continued to serve as the Company’s independent registered public accounting firm through the completion of the audit of the Company’s financial statements for its fiscal year ended December 31, 2019 (the “2019 Fiscal Year”) and the filing of the Company’s Form 10-K regarding the 2019 Fiscal Year. The Company filed its Form 10-K for the 2019 Fiscal Year on February 27, 2020, which thereby effectively terminated EY’s engagement as the Company’s independent registered public accounting firm.
The audit reports of EY on the consolidated financial statements of the Company for each of the two most recent fiscal years ended December 31, 2018 and December 31, 2019 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.
During the Company's two most recent fiscal years ended December 31, 2018 and December 31, 2019 and during the subsequent interim period from January 1, 2020 through February 28, 2020: (i) there were no disagreements with EY on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures that, if not resolved to EY's satisfaction, would have caused EY to make reference to the subject matter of the disagreement in connection with its reports; and (ii) there were no “reportable events” as defined in Item 304(a)(1)(v) of Regulation S-K.
The Company has provided a copy of this Form 8-K/A to EY and has requested that EY furnish it with a letter addressed to the SEC stating whether it agrees with the statements made in this Item 4.01(a). A copy of such letter, dated February 28, 2020, is filed as Exhibit 16.2 to this Form 8-K/A.

Section 9.	Financial Statements and Exhibits

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits.

Exhibit No.	Description of Exhibit
16.1	Letter from Ernst & Young LLP to the Securities Exchange Commission dated September 3, 2019.*

16.2	Letter from Ernst & Young LLP to the Securities Exchange Commission dated February 28, 2020.*

*	Included herein

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STATE AUTO FINANCIAL CORPORATION

Date: February 28, 2020	/s/ Melissa A. Centers
Senior Vice President, Secretary and General Counsel